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                                                                   EXHIBIT 10.13

                        FIRST AMENDMENT TO CONTRIBUTION,
                      CONVEYANCE AND ASSUMPTION AGREEMENT

          THIS FIRST AMENDMENT TO CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 15, 1998, is entered into by and among PLAINS RESOURCES INC., a Delaware corporation ("Plains Resources"), PLAINS ALL AMERICAN INC., a Delaware corporation ("PAAI"), PLAINS ALL AMERICAN PIPELINE, L.P., a Delaware limited partnership (the "Partnership"), PLAINS MARKETING, L.P., a Delaware limited partnership ("Plains Marketing"), ALL AMERICAN PIPELINE, L.P., a Texas limited partnership ("All American L.P."), and PAAI LLC, a Delaware limited liability company ("PAAI LLC").

          WHEREAS, the parties to this Agreement desire to make certain amendments to the terms of the Contribution, Conveyance and Assumption Agreement (the "Contribution Agreement"), dated as of November 13, 1998, in order to correctly state certain amounts incorrectly recited therein;

          NOW THEREFORE, in consideration of their mutual undertakings and agreements hereunder and under the Contribution Agreement, the parties to this Agreement agree to amend the Contribution Agreement as follows:

          1. The amount of cash distributed by the Partnership to PAAI as a reimbursement for certain capital expenditures as set forth in Section 2.5 of the Contribution Agreement is hereby amended to be $177,589,500. The amount of the cash contributed by the Partnership to Plains Marketing as set forth in
Section 2.5(i) of the Contribution Agreement is hereby amended to be $67,100,000.

          2. The cash payment made by Plains Marketing to Plains Resources for the sale of the Plain Assets as set forth in Section 2.6(i) of the Contribution Agreement is hereby amended to be $64,100,000.

          3. Except as expressly amended herein, the parties to this Agreement confirm all of the terms of the Contribution Agreement.
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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                              PLAINS RESOURCES INC., a Delaware corporation


                              By: /s/ Michael R. Patterson
                                  ------------------------
                                  Michael R. Patterson, Senior Vice President



                              PLAINS MARKETING, L.P., a Delaware limited partnership

                              By:  Plains All American Inc., a Delaware
                                   corporation, as general partner



                                  By:  /s/ Michael R. Patterson
                                       ------------------------
                                       Michael R. Patterson, Senior Vice
                                       President



                              PLAINS ALL AMERICAN PIPELINE, L.P., a
                              Delaware limited partnership

                              By: Plains All American Inc., a Delaware
                                  corporation, as general partner



                                  By:  /s/ Michael R. Patterson
                                       ------------------------
                                       Michael R. Patterson, Senior Vice
                                       President

                                       2
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                              ALL AMERICAN PIPELINE, L.P., a Texas limited
                              partnership

                              By: Plains All American Inc., a Delaware
                                   corporation, as general partner



                                  By:  /s/ Michael R. Patterson
                                       ------------------------
                                       Michael R. Patterson, Senior Vice
                                       President



                              PLAINS ALL AMERICAN INC., a Delaware corporation



                              By: /s/ Michael R. Patterson
                                  ------------------------
                                  Michael R. Patterson, Senior Vice President



                              PAAI LLC, a Delaware limited liability company

                              By: Plains All American Inc., a Delaware
                                  corporation, its sole member


                                  By: /s/ Michael R. Patterson
                                      ------------------------
                                      Michael R. Patterson, Senior Vice
                                      President

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